UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2022

OAKTREE STRATEGIC CREDIT FUND

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 814-01471	87-6827742
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

333 S. Grand Avenue, 28th Floor, Los Angeles, CA		90071
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☒

Item 7.01. Regulation FD Disclosure.

Oaktree Strategic Credit Fund (the “Company”) is filing this Current Report on Form 8-K to announce that it is making available today on its website, www.osc.brookfieldoaktree.com, financial and other information regarding its investment portfolio as of June 30, 2022. The Company is also announcing that it intends to make available similar investment portfolio information on its website with respect to its fiscal quarters and fiscal year-ends following the filing with the Securities and Exchange Commission of the applicable Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. The information on the Company’s website is not a part of, or incorporated by reference in, this Current Report on Form 8-K.

The information disclosed under this Item 7.01 is being “furnished” and shall not be deemed “filed” by the Company for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE STRATEGIC CREDIT FUND
(Registrant)

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	General Counsel and Secretary

Date: August 18, 2022